                                                                   EXHIBIT 10.22

                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of September 18, 1995, among Sizzler International, Inc., a Delaware corporation (the "Company"), its wholly-owned subsidiary CFI Insurers, Ltd. ("CFI"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and The Bank of New York, as Agent Bank and Issuing Bank.

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Company, CFI, the Banks, the Agent Bank and the Issuing Bank entered into the Revolving Credit Agreement, dated as of March 22, 1995 (the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend the Credit Agreement and waive certain covenants as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

          2. The parties hereto agree that the declaration of a dividend on August 23, 1995, which constituted a failure by the Company to observe the covenant in Section 8.02(h) for the Fiscal Quarter ending October 15, 1995, shall not constitute a Default or an Event of Default under the Credit Agreement.

          3. Section 1.02(a) of the Credit Agreement is amended to read in its entirety as follows:

          "(a) The Company may borrow pursuant to this Article I by giving the Agent Bank written notice of its request for a Loan, which shall be in the amount of $1,000,000 or an integral multiple thereof in the case of a Eurodollar Loan and $500,000 or an integral multiple of $100,000 in excess thereof in the case of an Alternate Base Rate Loan, such notice (a "Loan




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     Notice") to be substantially in the form of Exhibit A attached hereto and given not less than three Business Days prior to the first day of the funding of such Loan in the case of a Eurodollar Loan and 11:00 A.M. (New York time) on the Business Day of the funding of such Loan in the case of an Alternate Base Rate Loan. Such Loan Notice shall specify (i) the date of the proposed borrowing (the "Borrowing Date"), (ii) the amount of the Loan,
     (iii) whether the Loan is to bear interest as an Alternate Base Rate Loan or a Eurodollar Loan, (iv) if the Loan is to bear interest as a Eurodollar Loan, the term of the Interest Period therefor, (v) if the Loan is to be used to repay, in whole or in part, outstanding Loans, the amount and maturity of such Loans and (vi) if applicable, that the proceeds of such Loan are to be used to reimburse a drawing under a Letter of Credit."

          4. Section 2.06 of the Credit Agreement is amended by deleting the table at the end of the first sentence and replacing it with the following table:

       Debt Coverage Ratio                                  Percentage
       -------------------                                  ----------
       greater than 3.0                                     0.500%
       less than or equal to 3.0 but greater than 2.5       0.750%
       less than or equal to 2.5 but greater than 2.0       1.000%
       less than or equal to 2.0                            1.250%.

          5. Section 4.02(c) of the Credit Agreement is amended by deleting the table at the end and replacing it with the following table:

       Debt Coverage Ratio                                  Percentage
       -------------------                                  ----------
       greater than 3.0                                     0.500%
       less than or equal to 3.0 but greater than 2.5       0.750%
       less than or equal to 2.5 but greater than 2.0       1.000%
       less than or equal to 2.0                            1.250%.

          6. Section 8.02(h) of the Credit Agreement is amended to read in its entirety as follows:

          "(h)  Dividends and Purchase of Stock.  Declare any dividends (other
                -------------------------------
     than dividends payable in capital stock of the Company) on any Shares, or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in

                                      -2-
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     respect of, any Shares, or permit any Subsidiary which is not a Wholly-
     owned Subsidiary so to do, or permit any Subsidiary to purchase or acquire any Shares, provided, however, that
                 --------  -------

          (A) during the Fiscal Quarter ended February 2, 1997, the Company may declare and pay a dividend if (1) immediately after giving effect to such declaration, there shall exist no Default or Event of Default and (2) the amount of such dividend is no greater than one fourth of the consolidated net income after taxes of the Company and its Subsidiaries for the preceding four Fiscal Quarters; and

          (B) at any time after February 2, 1997 and prior to March 22, 1997, the Company may declare and pay a dividend if (1) immediately after giving effect to such declaration, there shall exist no Default or Event of Default and (2) the aggregate amount of all dividends declared or paid during that period and the previous Fiscal Quarter is no greater than one half of the consolidated net income after taxes of the Company and its Subsidiaries for the preceding four Fiscal Quarters or, if no dividend has been declared or paid during the previous Fiscal Quarter, the amount of such dividend during that period is no greater than one fourth of the consolidated net income after taxes of the Company and its Subsidiaries for the preceding four Fiscal Quarters.

          7. Section 8.02(j) of the Credit Agreement is amended to read in its entirety as follows :

          "(j)   Debt Coverage.  Permit the Debt Coverage Ratio as of the end
                 -------------
     of any Fiscal Quarter to be less than 1.9 to 1.0 prior to April 30, 1995, less than 2.0 to 1.0 on April 30, 1995 or on July 23, 1995, less than 1.9 to 1.0 on October 15, 1995, less than 1.95 to 1.0 on February 4, 1996 or less than 2.0 to 1.0 on and after April 28, 1996."

          8. In consideration for the execution by each Bank of this Amendment, the Company shall pay to the Agent Bank for the account of the Banks, pro rata in accordance

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with their respective Commitments, a fee of 1/8th of 1% of the Total Commitment.

          9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Amendment shall become effective as of the date hereof upon the delivery to the Agent Bank of executed counterparts from all parties hereto and the payment by the Company of the fee required by Section 8 of this Amendment, and the Agent Bank shall so inform all of the parties hereto.

          11. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        SIZZLER INTERNATIONAL, INC.

                                        By: /s/ John Bayley
                                           -------------------------------------
                                           Name: JOHN BAYLEY
                                           Title: V.P. TREASURER

                                        CFI INSURERS, LTD.

                                        By: /s/ Chris Thomas
                                           -------------------------------------
                                           Name: CHRIS THOMAS
                                           Title: EXEC V.P. FINANCE

                                      -4-
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                                           THE BANK OF NEW YORK
                                           as Agent for the Banks


                                           By: /s/ Craig Rethmeyer
                                              -------------------------------
                                              Name:  Craig Rethmeyer
                                              Title: VP


                                           THE BANK OF NEW YORK
                                           as a Bank and as the Issuing Bank


                                           By: /s/ Craig Rethmeyer
                                              -------------------------------
                                              Name:  Craig Rethmeyer
                                              Title: VP


                                           BANK OF AMERICA N.T. & S.A.


                                           By:_______________________________
                                              Name:
                                              Title:


                                           CREDIT LYONNAIS,
                                             CAYMAN ISLAND BRANCH


                                           By:_______________________________
                                              Name:
                                              Title:


                                           CREDIT LYONNAIS,
                                             LOS ANGELES BRANCH


                                           By:_______________________________
                                              Name:
                                              Title:

                                      -5-
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                                       THE BANK OF NEW YORK
                                       as Agent for the Banks


                                       By:_______________________________
                                          Name:
                                          Title:


                                       THE BANK OF NEW YORK
                                       as a Bank and as the Issuing Bank


                                       By:_______________________________
                                          Name:
                                          Title:


                                       BANK OF AMERICA N.T. & S.A.


                                       By: /s/ Yvonne C. Dennis
                                          -------------------------------
                                          Name:  Yvonne C. Dennis
                                          Title: Vice President


                                       CREDIT LYONNAIS
                                          CAYMAN ISLAND BRANCH

                                       By:_______________________________
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS
                                          LOS ANGELES BRANCH


                                       By:_______________________________
                                          Name:
                                          Title:

                                      -5-
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                                       THE BANK OF NEW YORK
                                       as Agent for the Banks


                                       By:_______________________________
                                          Name:
                                          Title:


                                       THE BANK OF NEW YORK
                                       as a Bank and as the Issuing Bank


                                       By:_______________________________
                                          Name:
                                          Title:


                                       BANK OF AMERICA N.T. & S.A.


                                       By:_______________________________
                                          Name:
                                          Title:


                                       CREDIT LYONNAIS
                                          CAYMAN ISLAND BRANCH


                                       By:/s/ Thierry F. Vincent
                                          -------------------------------
                                          Name:  Thierry F. Vincent
                                          Title: Authorized Signatory


                                       CREDIT LYONNAIS
                                          LOS ANGELES BRANCH


                                       By:/s/ Thierry F. Vincent
                                          -------------------------------
                                          Name:  Thierry F. Vincent
                                          Title: Vice President

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                      LOS ANGELES AGENCY


                                     By:   /s/ J. Jeffers Healy
                                        ----------------------------------
                                        Name:  J. Jeffers Healy
                                        Title: Vice President

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